UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: June 29, 2005

Date of Report: June 30, 2005

Ferrellgas Partners, L.P.

Ferrellgas Partners Finance Corp.

Ferrellgas, L.P.

Ferrellgas Finance Corp.

(Exact name of registrants as specified in their charters)

Delaware Delaware Delaware Delaware	001-11331 333-06693 000-50182 000-50183	43-1698480 43-1742520 43-1698481 14-1866671
(States or other jurisdictions of incorporation or organization)	Commission file numbers	(I.R.S. Employer Identification Nos.)

7500 College Blvd., Suite 1000, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (913) 661-1500

ITEM 1.01. Entry Into a Material Definitive Agreement

On June 29, 2005, Ferrellgas, Inc., as the general partner of Ferrellgas Partners, L.P., entered into a Second Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of Ferrellgas Partners. That amendment changes the date on which the holder of the outstanding senior units of Ferrellgas Partners can convert those senior units into common units of Ferrellgas Partners, to June 29, 2005. The Board of Directors of Ferrellgas, Inc. determined that such amendment did not adversely affect the limited partners of Ferrellgas Partners in any material respect. Ferrellgas Partners received a consent to the amendment on June 29, 2005 from JEF Capital Management, Inc., the holder of all of the outstanding senior units.

In connection with the amendment, Ferrellgas Partners and JEF Capital also entered into a Third Amendment to Registration Rights Agreement on June 29, 2005. This amendment removes all of the provisions related to the registration rights that previously applied to the senior units and adjusts the date upon which the holder of the senior units is allowed to demand a registration of any common units received upon the conversion of the senior units. With this amendment, the holder of the converted common units is allowed demand registration rights at any time after the conversion. In addition, the amendment grants the holder of the converted common units the right to participate in as many as three registered public offerings of common units by Ferrellgas Partners, subject to specific restrictions.

Pursuant to a notice received from JEF Capital and in accordance with the Fourth Amended and Restated Agreement of Limited Partnership of Ferrellgas Partners, as amended, on June 30, 2005, the 1,994,146.35 outstanding senior units of Ferrellgas Partners, and the $1,322,205.73 of accumulated and unpaid distributions on those senior units, were together converted into 3,892,849 common units of Ferrellgas Partners. The number of common units issued was based on the market price of the common units as determined pursuant to the existing terms in the Agreement of Limited Partnership of Ferrellgas Partners. JEF Capital requested that the common units, to be issued upon conversion of the senior units, be issued in the name of the James E. Ferrell Revocable Trust Two, the holder of all of the equity interests of JEF Capital. James E. Ferrell, the Chairman and Chief Executive Officer of Ferrellgas, Inc., is the trustee of that trust.

A copy of the Second Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of Ferrellgas Partners and the Third Amendment to Registration Rights Agreement are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K.

ITEM 7.01. Regulation FD Disclosure

On June 30, 2005, Ferrellgas Partners, L.P. issued a press release announcing the conversion of the senior units described above in Item 1.01 and the exercise of the underwriter’s over-allotment option described below in Item 8.01. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01. Other Events

As previously announced, on June 15, 2005, Ferrellgas Partners closed an underwritten public offering of 1,950,000 common units. Pursuant to the underwriting agreement, Ferrellgas Partners also granted the underwriter an option to purchase an additional 292,500 common units to cover any over-allotments. On July 27, 2005, the underwriter exercised its over-allotment option to purchase 177,000 common units, which common units were issued on June 30, 2005. Net proceeds obtained by Ferrellgas Partners from the exercise of this over-allotment option will be used to reduce borrowings outstanding under the bank credit facility of Ferrellgas, L.P.

ITEM 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits

The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit 4.1	Second Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of Ferrellgas Partners, L.P. dated as of June 29, 2005.
Exhibit 10.1	Third Amendment to Registration Rights Agreement dated as of June 29, 2005, between JEF Capital Management, Inc. and Ferrellgas Partners, L.P.
The following material is furnished as an exhibit to this Current Report on Form 8-K:
Exhibit 99.1

Press release of Ferrellgas Partners, L.P. dated June 30, 2005, announcing the conversion of the senior units and the exercise of 177,000 common units pursuant to the underwriter’s over-allotment option.

Limitation on Materiality and Incorporation by Reference

The information in this Current Report on Form 8-K related to Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished to the SEC pursuant to Item 7.01 of Form 8-K and is not to be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, such information is not to be incorporated by reference into any registration statement of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. or other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as being incorporated therein by reference.

The furnishing of particular information in this Current Report, including Exhibit 99.1 furnished herewith, pursuant to Item 7.01 of Form 8-K is not intended to, and does not, constitute a determination or admission by Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. as to the materiality or completeness of any such information that is required to be disclosed solely by Regulation FD of the Exchange Act.

The information in this Current Report on Form 8-K related to Item 1.01, including Exhibits 4.1 and 10.1 filed herewith, is being filed with the SEC and such information is to be incorporated by reference into registration statements of Ferrellgas Partners, L.P., Ferrellgas Partners Finance Corp., Ferrellgas, L.P. or Ferrellgas Finance Corp. and other filings of such entities made pursuant to the Exchange Act or the Securities Act, unless specifically identified as not being incorporated therein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRELLGAS PARTNERS, L.P. By: Ferrellgas, Inc., its general partner
Date: June 30, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS PARTNERS FINANCE CORP.
Date: June 30, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS, L.P. By: Ferrellgas, Inc., its general partner
Date: June 30, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer
FERRELLGAS FINANCE CORP.
Date: June 30, 2005	By: /s/ Kevin T. Kelly
Kevin T. Kelly Senior Vice President and Chief Financial Officer

HODB01 24556243.2 28-Jun-05 11:52

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
4.1*	Second Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of Ferrellgas Partners, L.P. dated as of June 29, 2005.

10.1*	Third Amendment to Registration Rights Agreement dated as of June 29, 2005, between JEF Capital Management, Inc. and Ferrellgas Partners, L.P.

99.1#

Press release of Ferrellgas Partners, L.P. dated June 30, 2005, announcing the conversion of the senior units and closing of the sale of 177,000 common units pursuant to the underwriter’s over-allotment.

* filed herewith. # furnished herewith.